[LOGO] Smith Barney
       Mutual Funds


P R O S P E C T U S

Large Cap
Value Fund
Class Z Shares
------------------------
April 28, 2000




The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Large Cap Value Fund

 Contents

Investments, risks and performance..........................................   2
More on the fund's investments..............................................   6
Management..................................................................   7
Buying, selling and exchanging Class Z shares...............................   8
Share price.................................................................   9
Distributions, dividends and taxes..........................................  10
Financial highlights........................................................  11

The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Bar-ney Inc. or any of its affiliates.

You Should Know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                       Smith Barney Mutual Funds

 Investments, risks and performance

Investment objective
Current income and long-term growth of income and capital.

Principal investment strategies

Key investments The fund invests primarily in common stocks of U.S. companies having market capitalizations of at least $5 billion at the time of investment.


Selection process The manager employs a two-step stock selection process in its search for undervalued stocks of established, well recognized but temporarily out of favor companies. First, the manager uses proprietary models and funda-mental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings.

In selecting individual companies for investment, the manager looks for:

 .Low market valuations measured by the manager's valuation models .Above average dividend yields and established dividend records
 .Positive changes in earnings prospects because of factors such as:
 .New management
 .Effective research, product development and marketing
 .A business strategy not yet recognized by the marketplace
 .Regulatory changes favoring the company
 .High return on invested capital and strong cash flow.
 .Liquidity

Large Cap Value Fund--Class Z Shares

Principal risks of investing in the fund
Investing in large capitalization value securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other invest-ments, if:

 .The U.S. stock market declines.
 .Value stocks or larger capitalization stocks are temporarily out of favor. .The manager's judgment about the attractiveness, value or potential apprecia-
  tion of a particular stock proves to be incorrect.
 .An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.

Who may want to invest The fund may be an appropriate investment if you:

 .Are seeking to participate in the long-term growth potential of the U.S. stock market
 .Are looking for an investment with potentially greater return but higher risk than fixed income investments
 .Are willing to accept the risks of the stock market

                                                       Smith Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class Z shares for each of the past 5 full calen-dar years.

                      Total Return for Class Z Shares

                                  [BAR CHART]

           95            96            97            98            99
         33.41%        16.47%        28.27%        14.95%        (0.54)%

                       Calendar years ended December 31

Quarterly returns:
Highest: 15.25% in 2nd quarter 1997; Lowest: (11.76)% in 3rd quarter 1998

Risk return table
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the Russell 1000 Large Cap Value Index, a broad-based unmanaged index of those com-panies from among the 1000 largest publicly held companies which exhibit above average value characteristics (the "Russell Index"). This table assumes imposi-tion of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                          Average Annual Total Returns

                  Calendar Years Ended December 31, 1999

                1 year  5 years Since Inception Inception Date
Class Z        (0.54)%  17.91%      17.17%         11/07/94
Russell Index   20.91 % 28.04%      27.88%            *

* Index comparison begins on 11/30/94.

Large Cap Value Fund--Class Z Shares

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

            Annual fund operating expenses
(Expenses deducted from fund assets)
Management fee                         0.55%
Other expenses                         0.03
Total annual fund operating expenses   0.58%

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:
 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends
 .The fund's operating expenses remain the same

                      Number of years you own your shares

         1 Year 3 years 5 years 10 years
Class Z   $59    $186    $324     $726

                                                       Smith Barney Mutual Funds

 More on the fund's investments

Other investments While the fund intends to be substantially fully invested in equity securities of companies with total market capitalizations of at least $5 billion at the time of investment, the fund may maintain a portion of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obli-gations will go down if interest rates go up, the issuer of the security has its credit rating downgraded or the issuer defaults on its obligation to pay principal or interest. The fund may also invest up to 10% of its net assets in American Depositary Receipts (ADRs) which are U.S. dollar denominated securi-ties representing an interest in foreign securities. The fund's investments in ADRs involve greater risk than investments in securities of U.S. issuers.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Large Cap Value Fund--Class Z Shares

 Management

Manager The fund's investment manager is SSB Citi Fund Management LLC (succes-sor to SSBC Fund Management Inc.), an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup busi-nesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, invest-ment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Ellen Cardozo Sonsino, investment officer of SSB Citi Fund Management LLC and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund since March 1998. Ms. Sonsino has 21 years of investment management experience.

Management fees During the fiscal year ended December 31, 1999, the manager received an advisory fee equal to 0.55% of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares.

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent") to render certain shareholder record keeping and accounting services and functions.

                                                       Smith Barney Mutual Funds

 Buying, selling and exchanging Class Z shares

     Through a You may buy, sell or exchange Class Z shares only through a qualified "qualified plan." A qualified plan is a tax-exempt employee
          plan   benefit or retirement plan of Salomon Smith Barney, Inc. or one of its affiliates.

                 There are no minimum investment requirements for Class Z
                 shares. However, the fund reserves the right to change this policy at any time.
--------------------------------------------------------------------------------
        Buying   Orders to buy Class Z shares must be made in accordance with the terms of a qualified plan. If you are a participant in a qualified plan, you may place an order with your plan to buy
                 Class Z shares at net asset value, without any sales charge.
                 Payment is due to Salomon Smith Barney on settlement date, which is the third business day after your order is accepted.
                 If you make payment prior to this date, you may designate a temporary investment (such as a money market fund of the
                 Smith Barney Mutual Funds) for payment until settlement date.
                 The fund reserves the right to reject any order to buy shares and to suspend the offering of shares for a period of time.
--------------------------------------------------------------------------------
       Selling   Qualified plans may redeem their shares on any day on which the fund calculates its net asset value. You should consult the terms of your qualified plan for special redemption pro-
                 visions.
--------------------------------------------------------------------------------
    Exchanging   You should consult your qualified plan for information about available exchange options.
--------------------------------------------------------------------------------

                 The fund has the right to:

                 .Suspend the offering of shares

                 .Waive or change minimum and additional investment amounts

                 .Reject any purchase or exchange order

                 .Change, revoke or suspend the exchange privilege

                 .Suspend telephone transactions

Large Cap Value Fund--Class Z Shares

 Share price

Qualified plans may buy, exchange or redeem Class Z shares of the fund at the net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., East-ern time).

The fund generally values its fund securities based on market prices or quota-tions. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when US markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your qualified plan before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order with your qualified plan prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

                                                       Smith Barney Mutual Funds

 Distributions, dividends and taxes

An investment in the fund will have the following consequences for a qualified plan as the owner of shares in the fund. Qualified plan participants should consult their plan document or tax advisors about the tax consequences of par-ticipating in a qualified plan.

Dividends The fund generally pays dividends quarterly and makes capital gain distributions if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional Class Z shares. The fund expects distributions to be primarily from capital gains. No sales charge is imposed on reinvested distributions or dividends.

Taxes Provided that a qualified plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distribu-tions from the fund.

Dividends and interest received by the fund from investing in foreign securi-ties may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The fund's foreign tax payments will reduce the amount of its dividends and distributions.

Because each shareholder's circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the fund.

Large Cap Value Fund--Class Z Shares

 Financial highlights

The financial highlights table is intended to help you understand the perfor-mance of Class Z shares for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

 For a Class Z share of capital stock outstanding throughout each year ended December 31:

                           1999(/1/)   1998(/1/)      1997      1996     1995
------------------------------------------------------------------------------
 Net asset value,
 beginning of year         $  18.31    $  17.12   $  14.82  $  14.61  $ 12.19
------------------------------------------------------------------------------
 Income (loss) from
 operations:
 Net investment income         0.26        0.30       0.35      0.42     0.43
 Net realized and
 unrealized gain
 (loss)(/2/)                  (0.36)       2.24       3.80      1.99     3.59
------------------------------------------------------------------------------
 Total income (loss) from
 operations                   (0.10)       2.54       4.15      2.41     4.02
------------------------------------------------------------------------------
 Less distributions from:
 Net investment income        (0.26)      (0.29)     (0.35)    (0.41)   (0.42)
 Net realized gains           (0.85)      (1.06)     (1.50)    (1.79)   (1.18)
 Capital                      (0.06)         --         --        --       --
------------------------------------------------------------------------------
 Total distributions          (1.17)      (1.35)     (1.85)    (2.20)   (1.60)
------------------------------------------------------------------------------
 Net asset value, end of
 year                      $  17.04    $  18.31   $  17.12  $  14.82  $ 14.61
------------------------------------------------------------------------------
 Total return                 (0.54)%     14.95%     28.27%    16.47%   33.41%
------------------------------------------------------------------------------
 Net assets, end of year
 (000)'s                   $162,783    $187,352   $144,008  $113,160  $98,661
------------------------------------------------------------------------------
 Ratios to average net
 assets:
 Expenses                      0.58%       0.59%      0.60%     0.62%    0.69%
 Net investment income
 (loss)                        1.40        1.61       2.03      2.62     3.11
------------------------------------------------------------------------------
 Portfolio turnover rate         34%         48%        40%       49%      51%
------------------------------------------------------------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.

(/2/) Net short term gains, if any, are included and reported in ordinary income for tax purposes.

                                                       Smith Barney Mutual Funds

                    (This page is intentionally left blank.)

[SALOMON SMITH BARNEY LOGO APPEARS HERE]
Large Cap Value Fund

an investment portfolio of Smith Barney Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your qualified plan or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your quali-fied plan, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Pub-lic Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Data-base on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

 SMSalomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act file no. 811-01464)

FD 0661 4/00

[LOGO] Smith Barney Mutual Funds


       PROSPECTUS


       Short-Term High
       Grade Bond Fund

       Class A and Y Shares
       ---------------------------------------
       April 28, 2000



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Short-Term High Grade Bond Fund

 Contents

Investments, risks and performance..........................................   2

More on the fund's investments..............................................   6

Management..................................................................   7

Choosing a class of shares to buy...........................................   8

Buying shares...............................................................   9

Exchanging shares...........................................................  10

Redeeming shares............................................................  10

Other things to know
about share transactions....................................................  13

Salomon Smith Barney Retirement Programs....................................  15

Distributions, dividends and taxes..........................................  16

Share price.................................................................  17

Financial highlights........................................................  18

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                                                       Smith Barney Mutual Funds

 Investments, risks and performance

Investment objective
The fund seeks current income, preservation of capital and liquidity.

Principal investment strategies

Key investments The fund invests primarily in "high grade" fixed income securi-ties. These are securities rated by a national ratings organization at the time of purchase within one of the top three categories, or, if unrated, judged by the manager to be of comparable credit quality. Securities in which the fund invests include corporate debt securities, bank obligations and securities issued by the U.S. government and its agencies and instrumentalities. The fund may also invest in U.S. dollar denominated fixed income securities of foreign issuers. The fund maintains an average dollar-weighted portfolio maturity of between one and four years; the average duration of the fund's portfolio will normally be no greater than 3.5 years.

Selection process The manager focuses on minimizing fluctuations in the fund's net asset value by identifying short-term fixed income securities which the manager believes are undervalued and which offer better protection of capital given current interest rate and market conditions. In selecting individual securities for investment, the manager:

 .Monitors the spreads between U.S. Treasury and government agency or instrumen-tality issuers and purchases agency and instrumentality issues that it believes will provide a yield advantage
 .Determines sector and maturity weightings based on assessments of the economic environment and relative value factors based on interest rate outlook .Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that bal-ance potential return and risk
 .Uses research to uncover inefficient sectors of the government securities and mortgage markets and adjusts portfolio positions to take advantage of new information

Short-Term High Grade Bond Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 .Interest rates increase, causing the prices of fixed income securities to decline which would reduce the value of the fund's portfolio. The fund has less sensitivity to changes in interest rates than a fund investing in secu-rities with intermediate or long-term maturities
 .Prepayment or call risk: As interest rates decline, the issuers of mortgage-related or callable securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
 .Extension risk: As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
 .The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Who may want to invest The fund may be an appropriate investment if you:

 .Are seeking current income while minimizing fluctuations in the value of your investment
 .Currently have exposure to stock markets and wish to diversify your investment portfolio by adding an investment in investment grade fixed income securities .Are seeking a higher level of current income than typically offered by money market funds

                                                       Smith Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not neces-sarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares for each of the past 8 full calen-dar years. Class Y shares had different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class A Shares

                                    [GRAPH]

                                 92      5.92%
                                 93      6.01%
                                 94     -2.15%
                                 95     13.16%
                                 96      2.17%
                                 97      6.73%
                                 98      6.07%
                                 99      0.76%

                       Calendar years ended December 31

Quarterly returns:
Highest: 4.19% in 1st quarter 1995; Lowest: (1.78)% in 1st quarter 1996

Risk return table
This table indicates the risks of investing in the fund by comparing the aver-age annual total return of each class for the periods shown with that of the SSB Treasury/Government Sponsored/Corporate 1-5 year Index (the "SSB Index"), a broad-based unmanaged index of short-term U.S. Treasury and corporate debt securities. This table assumes redemption of shares at the end of the period, and reinvest-
ment of distributions and dividends.

                          Average Annual Total Returns

                  Calendar Years Ended December 31, 1999

Class      1 year 5 years Since inception Inception date
 A         0.76%   5.71%       5.11%         11/11/91
 Y         1.26%     n/a       4.36%           2/7/96
 SSB Index 2.15%   6.84%       6.10%                *

*Index comparison begins on 11/30/91.

Short-Term High Grade Bond Fund

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                                Shareholder fees

(fees paid directly from your investment)          Class A Class Y
Maximum sales charge (load) imposed on purchases
(as a % of offering price)                           None    None
Maximum deferred sales charge (load)                 None*   None


                 Annual fund operating expenses
(Expenses deducted from fund assets)               Class A Class Y
Management fees                                      .45%    .45%
Distribution and service (12b-1) fees               0.35%    None
Other expenses                                      0.21%   0.08%
                                                    -----   -----
Total annual fund operating expenses                1.01%   0.53%

*Class A Shares acquired through an exchange for shares of another Smith Barney Mutual Fund which were originally acquired at net asset value subject to a con-tingent deferred sales charge ("CDSC") remain subject to the original fund's CDSC.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

 .You invest $10,000 in the fund for the period shown
 .Your investment has a 5% return each year
 .You reinvest all distributions and dividends without a sales charge .The fund's operating expenses remain the same


                      Number of years you own your shares

         1 year 3 years 5 years 10 years
Class A   $103   $322    $558    $1,236
Class Y   $ 54   $170    $296    $  665


                                                       Smith Barney Mutual Funds

 More on the fund's investments

Other investments Although the fund invests primarily in "high grade" securi-ties, it may also invest in other fixed income securities provided that they are at least "investment grade" at the time of purchase. This means that they are rated within the top four categories, or if unrated, are considered by the manager to be of comparable quality.

Derivatives contracts The fund may, but need not, use derivative contracts, such as futures and options on interest rates, and options on interest rate futures, for any of the following purposes:

 .To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates
 .As a substitute for buying or selling securities

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on a fund's interest rate exposure. Therefore, using derivatives can disproportion-ately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on deriva-tives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Yankee obligations The fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are U.S. dollar denominated securities issued in the U.S. capital markets by foreign issuers. Yankee obli-gations are subject to certain sovereign risks including the possibility that a foreign government might prevent the U.S. dollars invested in the security from flowing back across its borders. The price of Yankee obligations may also go down because of political instability or the more limited availability of accu-rate information about foreign companies.

Risk of high portfolio turnover The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Defensive investing The fund may depart from its principal investment strate-gies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Short-Term High Grade Bond Fund

 Management

Manager The fund's investment manager is SSB Citi Fund Management LLC (succes-sor to SSBC Fund Management Inc.) an affiliate of Salomon Smith Barney Inc. The manager's address is 388 Greenwich Street, New York, New York 10013. The man-ager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup busi-nesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, invest-ment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

James E. Conroy, investment officer of SSB Citi Fund Management LLC and manag-ing director of Salomon Smith Barney, has been responsible for the day to day management of the fund since January 1996. Mr. Conroy has 21 years of invest-ment management experience.

Management fees During the fiscal year ended December 31, 1999, the manager received an advisory fee equal to 0.45% of the fund's average daily net assets.

Distributor The fund has entered into an agreement with CFBDS, Inc. to distrib-ute the fund's shares. A selling group consisting of Salomon Smith Barney and other broker-dealers sells fund shares to the public.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under the plan, Class A shares pay distribution and/or service fees. The fees in Class A shares are an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent") to render certain shareholder record keeping and accounting services and functions.

                                                       Smith Barney Mutual Funds

 Choosing a class of shares to buy

You may purchase Class A shares which are sold at net asset value with no ini-tial or deferred sales charge. Class A shares are subject to ongoing distribu-tion and service fees.

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13 month period. To qualify, you must initially invest $5,000,000.

You may buy shares from:
 .A Salomon Smith Barney Financial Consultant
 .An investment dealer in the selling group or a broker that clears through Sal-
  omon Smith Barney--a dealer representative
 .The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                     Initial       Additional
                                               Class A   Class Y   All Classes
General                                        $1,000  $15 million     $50
IRAs, Self Employed Retirement Plans, Uniform
Gift to Minor Accounts                          $250   $15 million     $50
Qualified Retirement Plans*                      $25   $15 million     $25
Simple IRAs                                      $1        n/a         $1
Monthly Systematic Investment Plans              $25       n/a         $25
Quarterly Systematic Investment Plans            $50       n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Short-Term High Grade Bond Fund

 Buying shares

     Through a   You should contact your Salomon Smith Barney Financial Con-
 Salomon Smith   sultant or dealer representative to open a brokerage account
        Barney   and make arrangements to buy shares.
     Financial
 Consultant or   If you do not provide the following information, your order
        dealer   will be rejected
representative
                 .Class of shares being bought
                 .Dollar amount or number of shares being bought

                 You should pay for your shares through your brokerage account no later than the third business day after you place your order. Salomon Smith Barney or your dealer representative may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

   Through the   Qualified retirement plans and certain other investors who
   fund's sub-   are clients of a selling group member are eligible to buy
      transfer   shares directly from the fund.
    agent
                 .Write the transfer agent at the following address:
                      Smith Barney Funds, Inc.
                      Short-Term High Grade Bond Fund
                      (Specify class of shares)

                      c/o PFPC Global Fund Services

                      P.O. Box 9699

                      Providence, RI 02940-9699

                 .Enclose a check made payable to the fund to pay for the
                   shares. For initial purchases, complete and send an account application.
                 .For more information, call the transfer agent at 1-800-451-
                   2010.
--------------------------------------------------------------------------------
     Through a
    systematic   You may authorize Salomon Smith Barney, your dealer represen-
    investment   tative or the sub-transfer agent to transfer funds automati-
          plan   cally from a regular bank account, cash held in a Salomon
                 Smith Barney brokerage account or Smith Barney money market fund to buy shares on a regular basis.

                 .Amounts transferred should be at least: $25 monthly or $50 quarterly

                 .If you do not have sufficient funds in your account on a
                   transfer date, Salomon Smith Barney, your dealer represen-tative or the sub-transfer agent may charge you a fee

                 For more information, contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent or consult the SAI.

                                                       Smith Barney Mutual Funds

 Exchanging shares

Class A shares of the fund may be subject to a sales charge differential upon the exchange of such shares for Class A shares of another Smith Barney Mutual Fund sold with a sales charge. The sales charge differential is the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange. To the extent the fund shares relinquished in the exchange are attributable to predecessor shares for which a sales charge was paid, the sales charge differential does not apply. For purposes of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gain distributions are treated as having paid the same sales charges applicable to the shares in which the dividends or distributions were paid; however, except in the case of the Salomon Smith Barney Retirement Programs, if no sales charge was imposed upon the initial purchase of shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange.

 Redeeming shares

     Generally   Contact your Salomon Smith Barney Financial Consultant or
                 dealer representative to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemp-tion proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a Salomon Smith Barney brokerage account, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

Short-Term High Grade Bond Fund

       By mail
                 For accounts held directly at the fund, send written requests to the sub-transfer agent at the following address:
                   Smith Barney Funds, Inc.
                   Short-Term High Grade Bond Fund
                   (Specify class of shares)

                   c/o PFPC Global Fund Services

                   P.O. Box 9699

                   Providence, RI 02940-9699

                 Your written request must provide the following:

                 .Your account number
                 .The class of shares and the dollar amount or number of
                   shares to be redeemed
                 .Signatures of each owner exactly as the account is regis-
                   tered
--------------------------------------------------------------------------------
  By telephone
                 If you do not have a brokerage account, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $10,000 per day through the transfer agent. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by tel-ephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire transfers and you may be asked to provide certain other docu-ments.

--------------------------------------------------------------------------------
     Automatic
          cash   You can arrange for the automatic redemption of a portion of
    withdrawal   your shares on a monthly or quarterly basis. To qualify you
         plans   must own shares of the fund with a value of at least $10,000
                 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                                                       Smith Barney Mutual Funds

                 The following conditions apply:

                 .Your shares must not be represented by certificates .All dividends and distributions must be reinvested

                 For more information, contact your Salomon Smith Barney Financial Consultant or dealer representative or consult the SAI.

Short-Term High Grade Bond Fund

 Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

 .Name of the fund
 .Account number
 .Class of shares being bought, exchanged or redeemed
 .Dollar amount or number of shares being bought, exchanged or redeemed .Signature of each owner exactly as the account is registered

The transfer agent will try to confirm that any telephone exchange or redemp-tion request is genuine by recording calls, asking the caller to provide a per-sonal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 .Are redeeming over $10,000 of shares

 .Are sending signed share certificates or stock powers to the sub-transfer agent

 .Instruct the sub-transfer agent to mail the check to an address different from the one on your account
 .Changed your account registration
 .Want the check paid to someone other than the account owner(s)
 .Are transferring the redemption proceeds to an account with a different regis-tration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 .Suspend the offering of shares
 .Waive or change minimum and additional investment amounts
 .Reject any purchase or exchange order
 .Change, revoke or suspend the exchange privilege
 .Suspend telephone transactions
 .Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securi-ties and Exchange Commission

                                                       Smith Barney Mutual Funds

 .Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other share-holders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Short-Term High Grade Bond Fund

 Salomon Smith Barney Retirement Programs

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A at net asset value to participating plans under the programs. You can meet minimum invest-ment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. All additional purchases must be of the same class.

 .For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

 .For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment.

  .Class A shares may be purchased by plans investing at least $1 million.

For more information, call your Salomon Smith Barney Financial Consultant or the transfer agent, or consult the SAI.

                                                       Smith Barney Mutual Funds

 Distributions, dividends and taxes

Dividends The fund pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typi-cally in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain dis-tributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alterna-tively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or divi-dends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effec-tive until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distribu-tions (whether in cash or additional shares) are all taxable events.

 Transaction                           Federal tax status

Redemption or exchange of shares       Usually capital gain or
                                       loss; long-term only if
                                       shares owned more than
                                       one year

Long-term capital gain distributions   Long-term capital gain

Short-term capital gain distributions  Ordinary income

Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares dur-ing the previous year. If you do not provide the fund with your correct tax-payer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Short-Term High Grade Bond Fund

 Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabili-ties. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calcu-lation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its fund securities based on market prices or quota-tions. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Salomon Smith Barney Financial Consultant or dealer repre-sentative before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Salomon Smith Barney or members of the selling group must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.

                                                       Smith Barney Mutual Funds

 Financial highlights

The financial highlights tables are intended to help you understand the perfor-mance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent audi-tors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

 For a Class A share of capital stock outstanding throughout each year ended December 31:

                                    1999(/1/) 1998(/1/)   1997    1996    1995
-------------------------------------------------------------------------------
 Net asset value, beginning of
 year                                 $4.13     $4.09    $4.05   $4.19   $3.91
-------------------------------------------------------------------------------
 Income (loss) from operations:
 Net investment income                 0.19      0.20     0.22    0.23    0.22
 Net realized and unrealized gain
 (loss)                               (0.16)     0.04     0.04   (0.14)   0.28
-------------------------------------------------------------------------------
 Total income (loss) from
 operations                            0.03      0.24     0.26    0.09    0.50
-------------------------------------------------------------------------------
 Less distributions from:
 Net investment income                (0.19)    (0.20)   (0.22)  (0.23)  (0.22)
-------------------------------------------------------------------------------
 Total distributions                  (0.19)    (0.20)   (0.22)  (0.23)  (0.22)
-------------------------------------------------------------------------------
 Net asset value, end of year         $3.97     $4.13    $4.09   $4.05   $4.19
-------------------------------------------------------------------------------
 Total return                          0.76%     6.07%    6.73%   2.17%  13.16%
-------------------------------------------------------------------------------
 Net assets, end of year
 (millions)                             $53       $69      $71     $83    $107
-------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                              1.01%     1.04%    0.95%   0.98%   0.98%
 Net investment income                 4.70%     4.94     5.53    5.62    5.29
-------------------------------------------------------------------------------
 Portfolio turnover rate                 88%      150%     145%    130%     29%
-------------------------------------------------------------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.

Short-Term High Grade Bond Fund

 For a Class Y share of capital stock outstanding throughout each year ended December 31:

                                      1999(/1/) 1998(/1/)  1997  1996(/2/)
------------------------------------------------------------------------------
 Net asset value, beginning of year     $4.13     $4.09   $4.05    $4.19
------------------------------------------------------------------------------
 Income (loss) from operations
 Net investment income                   0.21      0.22    0.24     0.22
 Net realized and unrealized gain
 (loss)                                 (0.16)     0.04    0.04    (0.14)
------------------------------------------------------------------------------
 Total income (loss) from operations     0.05      0.26    0.28     0.08
------------------------------------------------------------------------------
 Less distributions from:
 Net investment income                  (0.21)    (0.22)  (0.24)   (0.22)
------------------------------------------------------------------------------
 Total distributions                    (0.21)    (0.22)  (0.24)   (0.22)
------------------------------------------------------------------------------
 Net asset value, end of year           $3.97     $4.13   $4.09    $4.05
------------------------------------------------------------------------------
 Total return                            1.26%     6.56%   7.20%    2.08%(/3/)
------------------------------------------------------------------------------
 Net assets, end of year (millions)       $51       $45     $30      $32
------------------------------------------------------------------------------
 Ratios to average net assets:
 Expenses                                0.53%     0.56%   0.50%    0.58%(/4/)
 Net investment income                   5.19      5.42    6.00     5.99(/4/)
------------------------------------------------------------------------------
 Portfolio turnover rate                   88%      150%    145%     130%
------------------------------------------------------------------------------

(/1/) Per share amounts have been calculated using the monthly average shares method.
(/2/) For the period from February 7, 1996 (inception date) to December 31,
      1996.
(/3/) Total return is not annualized, as it may not be representative of the total return for the year.
(/4/) Annualized.

                                                       Smith Barney Mutual Funds

                    (This page is intentionally left blank.)

[LOGO OF SALOMON SMITH BARNEY]

Short-Term High Grade Bond Fund
An investment portfolio of Smith Barney Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide addi-tional information about the fund's investments. These reports discuss the mar-ket conditions and investment strategies that affected the fund's performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by refer-ence into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant or dealer representative, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 388 Greenwich Street, MF2, New York, New York 10013.

Visit our web site. Our web site is located at www.smithbarney.com

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public
Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commis-sion's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not law-fully sell its shares.

SMSalomon Smith Barney is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-01464)

FD2319 4/00




April 28, 2000

SMITH BARNEY FUNDS, INC.
388 Greenwich Street
New York, New York  10013

STATEMENT OF ADDITIONAL INFORMATION

Smith Barney Funds, Inc. (the "fund") currently consists of three portfolios: Large Cap Value Fund, U.S. Government Securities Fund and Short-Term High Grade Bond Fund (collectively referred to as the "portfolios" and individually as a "portfolio"). The Large Cap Value Fund had been named the "Equity Portfolio" prior to February 20, 1998; prior to December 11, 1995, it had been named the "Income and Growth Portfolio." The Short-Term High Grade Bond Fund had been named Short-Term U.S. Treasury Securities Fund prior to July 2, 1998.

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide more detailed information about Smith Barney Funds, Inc. as well as matters already discussed in the associated prospectuses, each dated April 28, 2000, as amended and/or supplemented from time to time. Additional information about each portfolio's investments is available in the portfolios' annual and semi-annual reports to shareholders. Each portfolio's prospectus and report may be obtained from the fund at the address listed above or by calling (800) 421-2010, or from a Salomon Smith Barney Financial Consultant.


TABLE OF CONTENTS 					PAGE

Investment Policies					  2
Investment Restrictions					  7
Directors and Officers					  9
Additional Information Concerning Taxes			11
IRA and Other Prototype Retirement Plans		       	15
Performance Information					16
Valuation of Shares					19
Purchase and Redemption of Shares			19
Investment Management Agreement
  and Other Services					27
Additional Information about the Manager			31
Custodian						32
Transfer Agent and Sub-Transfer Agent			32
Independent Auditors					32
Additional Information about the fund			33
Voting							33
Financial Statements					37
Appendix - Ratings of Debt Obligations			38



INVESTMENT POLICIES

	The prospectus describes the investment objectives and policies of each portfolio. The following discussion supplements the description of each portfolio's investment policies in the prospectus. The investment objectives and policies of each portfolio are non-fundamental and thus may be modified by the Directors of the fund provided that any modification is not prohibited by the portfolios' investment restrictions or applicable laws. Each portfolio's investment adviser is SSB Citi Fund Management LLC, successor to SSBC Fund Management Inc. ("SSB Citi" or the "manager").

	Large Cap Value Fund. The portfolio invests primarily in common stocks offering a current return from dividends although the fund has the authority to invest in some interest-paying debt obligations (such as U.S. government obligations, investment grade bonds and debentures), the portfolio manager under current market conditions has no present intent to make such investments. The portfolio manager may also invest in high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the fund's custodian). Under normal market conditions, at least 65% and generally 80% or more of the portfolio's assets will be invested in common stocks of companies that have a market capitalization of at least $5 billion at the time of investment. The portfolio may also purchase preferred stocks and convertible securities. From time to time, a portion of the assets may be invested in non-dividend paying stocks. The portfolio may make investments in foreign securities, although the manager currently intends to limit such investments to 5% of the portfolio's assets (including European, Continental and Global Depositary Receipts). An additional 10% of its assets may be invested in sponsored American Depositary Receipts representing shares in foreign securities that are traded in U.S. securities markets.

	The portfolio may also invest in options (including swaps, caps, collars and floors), unseasoned issuers, REITS and other investment companies and may borrow money as a temporary measure for extraordinary or emergency purposes.

	U.S. Government Securities Fund. The portfolio invests primarily in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type and in mortgage participation certificates issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and will also normally include other "U.S. government obligations," i.e., obligations issued or guaranteed by the United States, its agencies or instrumentalities.

	Under normal market conditions, the portfolio will seek to invest substantially all of its assets - and the portfolio will invest not less than 65% of its assets - in such securities. As a hedge against changes in interest rates, the portfolio may enter into agreements with dealers in GNMA Certificates to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date; provided, however, that settlement occurs within 120 days of the trade date.

	Short-Term High Grade Bond Fund. The portfolio will seek to achieve its objective by investing its assets primarily in high-grade bonds, including U.S. Government securities and corporate obligations. The portfolio's investments will be limited to debt securities that, at the time of investment, are considered to be of "investment grade" quality, i.e., securities rated by a nationally recognized statistical rating organization ("NRSRO") within one of the four highest ratings categories for debt securities, or securities deemed comparable thereto by the manager. In addition, the portfolio will invest primarily in the following securities: corporate bonds rated in one of the three highest categories for debt securities by an NRSRO (such as A or better by Moody's Investor Service, Inc. ("Moodys") or Standard & Poor's Rating Group ("S&P")); U.S. government securities; and negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion.

	In an effort to minimize fluctuations in market value, the dollar-weighted average maturity of the portfolio's securities shall normally not be less than one nor more than four years, and the average duration of the portfolio will typically be no greater than
3.5 years. The maximum remaining maturity of the securities in which the portfolio shall normally invest will be no greater than ten years. In calculating the maturity of a mortgage-backed security (such as a GNMA Certificate, described below), the portfolio will use the average life of the underlying mortgages in the pool backing the security, which takes into account the expected rate of prepayments.

	The portfolio may maintain a portion of its assets, which will usually not exceed 10%, in money market obligations and in cash to provide for payment of the portfolio's expenses and to meet redemption requests. It is the policy of the portfolio to be as fully invested in debt securities as practicable at all times. The portfolio reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

	Credit Quality. Each portfolio may invest in investment grade bonds, i.e. U.S. government securities or bonds rated, at the time of purchase, in the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events.
None of these events will require the sale of the securities by a portfolio, although the manager will consider these events in determining whether the portfolio should continue to hold the securities.

	U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. treasury bills and bonds, are supported by the full faith and credit of the U.S. treasury; others are supported by the right of the issuer to borrow from the United States treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.

	GNMA Securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as the U.S. Government Securities portfolio). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates and either increasing or decreasing the yield realized by the portfolio, depending on the cost of the underlying Certificate and its market value at the time of prepayment. The income portions of monthly payments received by these portfolios will be included in their net investment income. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure.

	GNMA Certificates have historically involved no credit risk, however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in the U.S. Government Securities portfolio. Prepayments and scheduled payments of principal will be reinvested by the U.S. Government Securities portfolio in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If a portfolio buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

	Zero Coupon Bonds. The U.S. Government Securities Fund and Short-Term High Grade Bond Fund may each invest in zero-coupon debt securities, which may be subject to greater volatility than other types of debt securities. Because zero-coupon securities do not make interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall.

	Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the portfolio holds the security and which is not related to the coupon rate on the purchased security. The fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the portfolio may be delayed or limited or the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A portfolio will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the manager under guidelines approved by the Board of Directors. It is the policy of the fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a portfolio amount to more than 15% of that portfolio's total assets.

	Reverse repurchase agreements involve the sale of a portfolio's securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that a portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating portfolio's assets. The fund's custodian bank will maintain a separate account for the portfolio with securities having a value equal to or greater than such commitments.

	Securities Lending. Each portfolio may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. A portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities a portfolio may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing portfolios will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom the manager deems to be of good standing and will not be made unless, in the judgment of the manager, the interest to be earned from such loans would justify the risk.

	Short-Term Trading. U.S. Government Securities Fund and Short-Term High Grade Bond Fund may, to a limited degree, each engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. As the portfolio turnover rate increases, so will a portfolio's dealer mark-ups and other transaction related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of a portfolio will fluctuate with the market value of its securities.

	When-Issued, Delayed Delivery and Forward Commitment Investments. Each portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolio's custodian will maintain, in a segregated account on behalf of the portfolio, cash, U.S. government securities or other liquid securities that have a value equal to or greater than the portfolio's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.

	Foreign Investments. The Large Cap Value Fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding or other foreign taxes.

	For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

	The Short-Term High Grade Bond Fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

	Options. A "call option" gives a holder the right to purchase a specific stock at a specified price referred to as the "exercise price," within a specific period of time (usually 3, 6, or 9 months).
A "put option" gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the fund that sell (or "write") call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option's being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

Futures Contracts and Related Options. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a portfolio. For example, put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by a portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by a portfolio that is being hedged. On other occasions, a portfolio may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

The U.S. Government Securities Fund and Short-Term High Grade
Bond Fund may purchase and sell interest rate futures contracts ("futures contracts") and options thereon as a hedge against changes in interest rates. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. If interest rates increased and the value of a portfolio's securities declined, the value of the portfolio's futures contracts would increase, thereby protecting the portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects interest rates to decline, a portfolio might enter into futures contracts for the purchase of securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase.

The U.S. Government Securities Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The U.S. Government Securities Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

A portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the portfolio. Futures and options positions are marked to the market daily and the portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the portfolio.

The Short-Term High Grade Bond Fund and U.S. Government
Securities Fund may not purchase futures contracts or options thereon if, immediately thereafter, more than 10% and 30%, respectively, of their total assets would be so invested. In purchasing and selling futures contracts, each portfolio will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the fund is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures for bona fide hedging purposes without limitations on the amount of assets committed to margin.

Neither the U.S. Government Securities Fund nor Short-Term High
Grade Bond Fund will engage in transactions involving futures contracts or options thereon for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the portfolio and where the transactions are appropriate to reduce the portfolios' risks. Each portfolio's futures, and options on futures, transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities that the portfolio owns, or futures contracts will be purchased to protect the portfolio against an increase in the price of securities it is committed to purchase.

There is no assurance that a portfolio will be able to close out it futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of securities, but the market declines and a portfolio does not invest in securities, the portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the portfolio's securities but the market advances, the portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.

Portfolio Turnover. Each portfolio effects portfolio transactions with a view towards attaining the investment objectives of the portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other transaction costs that a portfolio will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders.
See "Financial Highlights" in the prospectus and "Investment Management Agreement and Other Services - Brokerage" in this SAI.

Economic and Monetary Union (EMU).  EMU began on January 1, 1999 when 11 European countries adopted a single currency-the Euro. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and
greater competition.   Budgetary decisions remain in the hands of each
participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (I) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds'portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2000, and beyond; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the portfolios.

INVESTMENT RESTRICTIONS

Each of the portfolios is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the portfolio, as defined under the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 18f-2 thereunder (see "Voting"). The portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies - All portfolios. Without the approval of a majority of its outstanding voting securities, no portfolio may:

1.	invest in a manner that would cause it to fail to be a
"diversified company" under the 1940 Act and the rules,
regulations and orders thereunder.
2.	issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders
thereunder.
3.	invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and
instrumentalities) and securities of state or municipal
governments and their political subdivisions are not considered to be issued by members of any industry.
4.	borrow money, except that (a) the portfolio may borrow from
banks for temporary or emergency (not leveraging) purposes,
including the meeting of redemption requests which might
otherwise require the untimely disposition of securities, and
(b) the portfolio may, to the extent consistent with its
investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 -1/3% of the value of its total assets
(including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.
5.	make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase
agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the Act.
6.	engage in the business of underwriting securities issued by
other persons, except to the extent that the portfolio may
technically be deemed to be an underwriter under the Securities
Act of 1933, as amended, in disposing of portfolio securities.
7.	for the Large Cap Value Fund and the U.S. Government Securities
Fund: purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.
for the Short-Term High Grade Bond Fund only: purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies).

Nonfundamental Policies. As a nonfundamental policy, no portfolio may:

1.	purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and
sales of portfolio securities) or sell any securities short
(except "against the box"). For purposes of this restriction, the deposit or payment by the portfolio of underlying securities and other assets in escrow and collateral agreements with
respect to initial or maintenance margin in connection with
futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;
2.	invest in securities of another investment company except as permitted by Section 12(d)(1) of the Act or as part of a merger, consolidation, or acquisition;
3.	purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Additional Nonfundamental Policies - Large Cap Value Fund. As a nonfundamental policy, the Large
Cap Value Fund may not:

1.	invest more than 5% of its total assets in issuers with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market;
2.	invest in any company for the purpose of exercising control of management;
3.	have more than 15% of its net assets at any time invested in or subject to puts, calls or combinations thereof and may not
purchase or sell options that are not listed on a national
securities exchange; or
4.	invest in interests in oil or gas or other mineral exploration or development programs.

	All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

DIRECTORS AND OFFICERS

LEE ABRAHAM, Director
Retired; Director/Trustee of twelve investment companies associated with Citigroup, Inc. ("Citigroup"); formerly Chairman and Chief Executive Officer of Associated Merchandising Corporation, a major retail merchandising and sourcing organization; His address is 106 Barnes Road, Stamford, Connecticut 06902; 72.

ALLAN J. BLOOSTEIN, Director
President of Allan J. Bloostein Associates, a consulting firm; Director/Trustee of nineteen investment companies associated with Citigroup; Director of CVS Corporation, a drug store chain, and Taubman Centers Inc., a real estate development company; Retired Vice Chairman and Director of The May Department Stores Company; His address is 27 West 67th Street, New York, New York 10023; 70.

JANE DASHER, Director
Investment Officer, Korsant Partners, 283 Greenwich Avenue, Greenwich, Connecticut 06830; Director/Trustee of twelve investment companies associated with Citigroup; Prior to 1997 Independent Financial
Consultant; 50.

DONALD R. FOLEY, Director
Retired; 3668 Freshwater Drive, Jupiter, Florida 33477.
Director/Trustee of twelve investment companies associated with Citigroup. Formerly Vice President of Edwin Bird Wilson, Incorporated (advertising); 77.

RICHARD E. HANSON, Jr., Director
Head of School, New Atlanta Jewish Community High School, Atlanta, Georgia, since September 1996; Director/Trustee of twelve investment companies associated with Citigroup; formerly Headmaster, The Peck School, Morristown, New Jersey; His address is 58 Ivy Chase, Atlanta, GA 30342; 59.

PAUL HARDIN, Director
Professor of Law at University of North Carolina at Chapel Hill, 12083 Morehead, Chapel Hill, North Carolina 27514, Director/Trustee of fourteen investment companies associated with Citigroup; Director of The Summit Bancorporation; Formerly, Chancellor of the University of North Carolina at Chapel Hill, University of North Carolina; 69.

*HEATH B. McLENDON, Chairman of the Board, President and Chief
Executive Officer
Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Director/Trustee of 71 investment companies associated with Citigroup; Director and President of SSB Citi and Travelers Investment Adviser, Inc. ("TIA"); former Chairman of the Board of Smith Barney Strategy Advisors Inc.; 7 World Trade Center, New York, NY 10048; 66.

RODERICK C. RASMUSSEN, Director
Investment Counselor; 9 Cadence Court, Morristown, New Jersey 07960. Director/Trustee of twelve investment companies associated with Citigroup. Formerly Vice President of Dresdner and Company Inc.
(investment counselors); 73.

JOHN P. TOOLAN, Director
Retired; 13 Chadwell Place, Morristown, New Jersey 07960. Director/Trustee of twelve investment companies associated with Citigroup. Trustee of John Hancock funds; Formerly, Director and Chairman of Smith Barney Trust Company, Director of Salomon Smith Barney Holdings Inc. ("Holdings") and SSB Citi and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney; 69.

JAMES E. CONROY, Vice President
Managing Director of Salomon Smith Barney and Vice President of certain investment companies associated with Citigroup;7 World Trade Center, New York, New York 10048; 48.

ELLEN CARDOZO SONSINO, Vice President
Managing Director of Salomon Smith Barney and Vice President of certain other investment companies associated with Citigroup, 7 World Trade Center, New York, New York 10048; 47.

LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Salomon Smith Barney; Senior Vice President and Treasurer of 61 investment companies associated with Citigroup;
Director and Senior Vice President of SSB Citi and TIA; 42.

PAUL BROOK, Controller
Director of Salomon Smith Barney and Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; Managing
Director of AMT Capital Services Inc. from 1997-1998; Partner with Ernst & Young LLP prior to 1997; 46.

CHRISTINA T. SYDOR, Secretary
Managing Director of Salomon Smith Barney; Secretary of 61 investment companies associated with Citigroup; Secretary and General Counsel of SSB Citi and TIA; 49.
_________________________
* Designates a Director of the fund who is an "interested person" of the fund as defined in the 1940 Act. The business address of each such Director and of each officer listed above, is 388 Greenwich Street, New York, New York 10013, unless otherwise indicated.

	As of March 29, 2000, directors and officers owned in the aggregate less than 1% of the outstanding shares of each portfolio.

The following table shows the compensation paid by the fund to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and interested directors of the fund are compensated by Salomon Smith Barney. The fund pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2500 with respect to in- person meetings. In addition, these directors receive $100 per fund for each telephone meeting plus reimbursement for travel and out-of-pocket expenses. For the fund's fiscal year ended December 31, 1999, such fees and expenses totaled $14,695.

COMPENSATION TABLE






Director/Trustee



Aggregate
Compensati
on from
fund


Pension or
Retirement
Benefits
Accrued as
part of fund
Expenses



Total
Compensat
ion from
fund
Complex

Number of
Funds for
Which
Person
Serves
Within
fund
Complex
(as of
4/30/00)

Lee Abraham
$828
$0
$71,133
12
Allan J. Bloostein
$828
$0
$112,483
19
Jane Dasher
$1219
$0
$65,733
12
Donald R. Foley+
$1795
$0
$71,300
12
Paul Hardin
$2,717
$0
$90,450
14
Richard E. Hanson, Jr.
$800
$0
$68,233
12
Heath B. McLendon*
$0
$0
$0
71
Roderick C. Rasmussen
$1,795
$0
$71,200
12
John P. Toolan+
$1,495
$0
$69,100
12
________________________
*  Designates a Director who is an "interested person".

+ Pursuant to a deferred compensation plan, the indicated Directors have elected to defer payment of the following amounts of their compensation from the fund: Donald R. Foley - $424 and John P. Toolan
- $1,495, and the following amounts of their compensation from the fund Complex: Donald R. Foley: $21,600 and John P. Toolan: $69,100.

Upon attainment of age 72 the fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's Directors/Trustees together with reasonable out-of-pocket expenses for each meeting attended. For the last Fiscal year, the total paid to Emeritus Directors by the fund was $885 which was paid to Joseph Fleiss.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a portfolio of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.


The portfolios and their Investments

Each portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of a portfolio's taxable year, (i) at least 50% of the market value of a portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of a portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that a portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.
As a regulated investment company, each portfolio will not be subject to United States federal income tax on its investment company taxable income (i.e., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains") or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% the sum of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

The Code imposes a 4% nondeductible excise tax on each portfolio to the extent the portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a portfolio's distributions, to the extent derived from the portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.


At December 31, 1999, the unused capital loss carryovers of the portfolios were approximately as follows: Short-Term High Grade Bond
Fund:  $7,757,000 and U.S. Government Securities Fund: $8,818,000
For Federal income tax purposes, these amounts are available to be applied against future securities gains, if any, realized. The carryovers expire as follows:

							December 31,
								(in thousands)

2002
2003
2004
2007
Short-Term High Grade Bond Fund
3,858
1,124
$971
$1,804
U.S. Government Securities Fund
------
-------
------
$8,818

The U.S. Government Securities Fund and the Short-Term High
Grade Bond Fund may invest in zero coupons securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, each portfolio will be required to accrue as income a portion of this original issue discount even though the portfolio will receive no cash payment of interest with respect to these securities. In addition, if the portfolio acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates ("market discount"), the portfolio may elect to include in income each year a portion of this market discount.

Each portfolio will be required to distribute substantially all of its income (including accrued original issue and recognized market discount) in order to qualify for "pass-through" federal income tax treatment and also in order to avoid the imposition of 4% excise tax referred to above. Therefore, a portfolio may be required in some years to distribute an amount greater than the total cash income the portfolio actually receives. In order to make the required distribution in such a year, a portfolio may be required to borrow or to liquidate securities. The amount of cash that a portfolio would have to distribute, and thus the degree to which securities would need to be liquidated or borrowing made would depend upon the number of shareholders who chose not to have their dividends reinvested.

A portfolio's transactions in options and futures, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a portfolio and defer portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a portfolio as a regulated investment company.

A portfolio's investment in Section 1256 contracts, such as regulated futures contracts and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the portfolio.


Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Large Cap Value Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Large Cap Value Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Large Cap Value Fund will reduce the return from its investments.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by a portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a portfolio not later than such December 31, provided that such dividend is actually paid by a portfolio during January of the following calendar year. Each portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each portfolio currently expects to distribute any such excess annually to its shareholders. However, if a portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, a portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by the portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of a portfolio. Dividends and distributions paid by a portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by a portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of a portfolio, and as a capital gain thereafter (if the shareholder holds his shares of a portfolio as capital assets).

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If a portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in a portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Backup Withholding. Each portfolio may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide a portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by a portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by a portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a portfolio to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain tax consequences affecting the portfolios and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the portfolios.

IRA AND OTHER PROTOTYPE RETIREMENT PLANS

	Copies of the following plans with custody or trust agreements have been approved by the IRS and are available from the fund or Salomon Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

 	The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

	The Taxpayer Relief Act of 1997 changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2000, a full deduction is permitted if your combined AGI is $52,000 or less ($32,000 or less for unmarried individuals); a partial deduction will be allowed when AGI is between $52,000-$62,000 ($32,000-$42,000 for an unmarried individual); and no deduction will be allowed when AGI is above $62,000 ($42,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000- $160,000 and no deduction is permitted after $160,000.

	The rules applicable to so-called "Roth IRAs" differ from those described above.

	A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

	An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $25,500) of each participant's compensation. Compensation is capped at $170,000 for 2000.


Paired Defined Contribution Prototype

	Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

PERFORMANCE INFORMATION

	From time to time the fund may advertise a portfolio's total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the fund may also advertise a portfolio's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows what an investment in the portfolio would have earned over a specified period of time (one, five or ten years) assuming the payment of the maximum sales load when the investment was first made, that all distributions and dividends by the portfolio were reinvested on the reinvestment dates during the period less the maximum sales load charged upon reinvestment and less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The Fund may also quote a portfolio's total return for present shareholders that eliminates the sales charge on the initial investment.

	A portfolio's "average annual total return," is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

					P(1 + T)n = ERV

	Where:		P	=	a hypothetical initial payment of
$1,000.

			T	=	average annual total return.

			n	=	number of years.

			ERV	=	Ending Redeemable Value of a
hypothetical $1,000 investment made at
the beginning of a 1-, 5- or 10- year
period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

	The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the portfolio.


	Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period (if applicable), and for the life of the portfolio ended
December 31, 1999 is as follows:



One Year
Five Years
Ten Years
Life
Inception
Date
Large Cap Value
(5.86)%
16.33%
11.29%
11.22%
5/18/67
U.S. Government
(4.71)%
6.06%
6.75%
8.34%
10/9/84
Short-Term High
Grade
0.76%
5.71%
--
5.11%
11/11/91


	Each portfolio's average annual total return with respect to its Class B Shares (where applicable)for the one-year period, five year and the life of such portfolio's Class B shares through December 31, 1999 is as follows:

Portfolio 			One Year	Five Years	Life		Inception
Date

Large Cap Value			(6.31)%		16.53%
	15.82		11/7/94

U.S. Government		 	(4.92)%		6.38%		6.75
	11/7/94

	Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 1999 is as follows:

 Portfolio			One Year	Five Years	Life		Inception
Date

Large Cap Value 			(3.54)%		16.38%
	12.87%		12/2/92

U.S. Government			(2.63)%		6.33%		5.10%
	12/2/92


	Each portfolio's average annual total return with respect to its Class Y Shares* for the one-year period, five year period and for the life of such portfolio's Class Y shares through December 31, 1999 is as follows:

Portfolio			One Year	Five Years	Life		Inception
Date

Large Cap Value			(0.54)%		--		13.79%
		2/06/96

U.S. Government			0.08%		7.37%		5.82%
	1/12/93

Short-Term High Grade		1.26%		--		4.36%
	2/07/96

*Class Y shares do not incur sales charges nor deferred sales charges.

	Each portfolio's average annual total return with respect to its Class Z Shares** (where applicable) for the one-year period, five year period and for the life of such portfolio's Class Z shares through December 31, 1999 is as follows:

Portfolio			One Year	Five Years		Life
	Inception Date

Large Cap Value 			0.54%		17.91%
	17.17%			11/07/94

**Class Z shares do not incur sales charges nor deferred sales charges.
If the maximum sales charges or applicable CDSCs had not been deducted, the average annual total returns would have been as follows:

Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period (if applicable), and for the life of the portfolio ended
December 31, 1999 is as follows:



One Year
Five Years
Ten Years
Life
Inception
Date
Large Cap Value
(0.91)%
17.53%
11.86%
12.47%
5/18/67
U.S. Government
(0.24)%
7.05%
7.25%
8.67%
10/9/84
Short-Term High
Grade
0.76%
5.71%
--
5.11%
11/11/91


	Each portfolio's average annual total return with respect to its Class B Shares (where applicable) for the one-year period and the life of such portfolio's Class B shares through December 31, 1999 is as follows:

Portfolio 			One Year	Five Years	Life		Inception
Date

Large Cap Value			(1.66)%		16.63		15.82%
		11/7/94

U.S. Government		 	(0.67)%		6.53%		6.75%
	11/7/94

	Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 1999 is as follows:

 Portfolio				One Year	Five Years	Life
	Inception Date

Large Cap Value 				(1.65)%		16.61%
	13.03%		12/2/92

U.S. Government			 	(0.66)%		6.55%
	5.25%		12/2/92


	Note that effective October 10, 1994 Class C shares were reclassified as additional Class A shares with respect to the Large Cap Value Fund and that effective November 7, 1994 Class C shares were redesignated Class Y shares with respect to the U.S. Government Securities Fund. In addition, effective November 7, 1994 then existing Class B shares of each portfolio were designated as Class C shares. Each portfolio (except the Short-Term High Grade Bond Fund) began to offer new Class B shares on November 7, 1994. Each portfolio's Class C shares were reclassified as Class L shares on June 12, 1998.

	Each portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the portfolio; income on short-term obligations is based on current payment rate. For the 30-day period ended December 31, 1999, U.S. Government Fund's Class A share, Class B, Class L share and Class Y share yields were 5.82%, 5.60%, 5.58% and 6.41%, respectively. For the 30-day period ended December 31, 1999, Short-Term High Grade Bond Fund's Class A share and Class Y share yields were 5.50% and 6.01%, respectively.

	The Fund calculates current dividend return for the U.S. Government Securities Fund by analyzing the most recent quarterly distribution from investment income, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Large Cap Value Fund by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Short-Term High Grade Bond Fund by analyzing the most recent monthly distribution, including net equalization credits and debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the fund may include a portfolio's current dividend return in information furnished to present or prospective shareholders and in advertisements.

	A portfolio's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the portfolio's current dividend return to yields published for other investment companies in other investment vehicles. Current dividends return should also be considered relative to changes in the value of the portfolio's shares and to the risks associated with the portfolio's investment objective and policies. For example, in comparing current dividend returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

	Performance information may be useful in evaluating a portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each portfolio changes in response to fluctuations in market conditions, interest rates and portfolio expenses, no performance quotation should be considered a representation as to the portfolio's performance for any future period.


VALUATION OF SHARES

	The net asset value of each portfolio's classes of shares will be determined on any day that the New York Stock Exchange is open.
The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr's. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class of a portfolio may differ.


PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

	Detailed information about the purchase, redemption and exchange of fund shares appears in the prospectus.

General

	Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a broker that clears through Salomon Smith Barney ("Dealer Representative"). In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the funds. When purchasing shares of the funds, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services (the "sub-transfer agent") are not subject to a maintenance fee.

Purchases of the fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or a Salomon Smith Barney UIT. There are no minimum investment requirements for Class Z shares; however the Fund reserves the right to vary this policy at any time. Shareholders acquiring Class Z shares through a Qualified Plan or a Salomon Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

	Investors in Class A, Class B and Class L shares may open an account in the funds, where offered, by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the funds through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

	Purchase orders received by the funds or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the funds or the funds' agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the funds is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

	Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes
Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Volume Discounts

	The schedules of sales charges described in the prospectus apply to purchases of shares of the U.S. Government Securities Fund or Large Cap Value Fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account;
(c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code (the "Code") and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; or (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Salomon Smith Barney Financial Consultant.

Sales Charge Waivers and Reductions

	Initial Sales Charge Waivers. Purchases of Class A shares of the U.S. Government Securities Fund or Large Cap Value Fund may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) (k) accounts associated with Copeland Retirement Programs and (l) Travelers Indemnity Company under the Collateral Choice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation

	Class A shares of the U.S. Government Securities Fund and Large Cap Value Fund may be purchased by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the portfolio and of portfolios sponsored by Salomon Smith Barney which are offered with a sales charge listed under "Exchange Privilege" below then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Group Purchases

	Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined in accordance with the schedule in the prospectus and will be based upon the aggregate sales of Class A shares of the Smith Barney funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retirement plans under Sections 401 or 408 of the Code. Salomon Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Salomon Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring fund shares at a discount and (c) satisfies uniform criteria which enable Salomon Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the portfolio and the members, and must agree to include sales and other materials related to the fund in its publications and mailing to members at no cost to Salomon Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Salomon Smith Barney.

Letter of Intent

	Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge table in the prospectus includes purchases of all Class A shares of a portfolio and other Smith Barney funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Salomon Smith Barney Financial Consultant or Citi Fiduciary Trust Company (the "Transfer Agent") to obtain a Letter of Intent application.

	Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the thirteen-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Each portfolio expects that such transfer will not be subject to Federal income taxes. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

Salomon Smith Barney Retirement Programs

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

For plans opened on or after March 1, 2000 that are not part of the Paychex offering, Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for plans that are part of the Paychex offering, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. may be purchased by plans investing at least $1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Salomon Smith Barney Financial
Consultant or the transfer agent.

Retirement Programs Opened On or After June 21, 1996.   If, at
the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996.   In any year
after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney
ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares:   Class B
shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares of the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No deferred sales charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The deferred sales charge will be waived on redemptions of Class
B shares in connection with lump-sum or other distributions made by a participating plan as a result of: (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability of an employee in the participating plan; (d) the attainment of age 591/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the participating plan to an employee.

Determination of Public Offering Price

	Each portfolio offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of each portfolio is equal to the net asset value per share at the time of purchase, plus for Class A shares of Large Cap Value Fund and U.S. Government Securities Fund an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class L shares, and Class A shares of Large Cap Value Fund and U.S. Government Securities Fund when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

	The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

	If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

	If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

Distribution in Kind

	The Fund has committed itself to pay in cash all requests for redemption by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limit may be paid in portfolio securities, in cash or any combination or both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Valuation of Shares" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Automatic Cash Withdrawal Plan

	An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of a portfolio who own shares of the portfolio with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a portfolio, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

	Shareholders of a portfolio who wish to participate in the Withdrawal Plan and who hold their shares of the portfolio in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant.

ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION AND EXCHANGE
PROGRAM.

	None of the portfolios nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each portfolio and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each portfolio reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Waivers of CDSC

The CDSC for Large Cap Value Fund and U.S. Government Securities Fund will be waived on: (a) exchanges (see ''Exchange Privilege'' in the respective prospectus); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic Cash Withdrawal Plan'' in the respective prospectus) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption. CDSC waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


EXCHANGE PRIVILEGE

	Except as noted below, shareholders of any of the Smith Barney funds may exchange all or part of their shares for shares of the same Class of other Smith Barney funds, on the basis of relative net asset value per share at the time of exchange as follows:

	1	Class A and Class Y shares of a portfolio may be exchanged
without a sales charge for the respective shares of any of the Smith
Barney funds.

	2	Class B shares of a portfolio may be exchanged without a
sales charge. Class B shares of the portfolio exchanged for Class B shares of another Smith Barney Mutual fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

	3	Class L shares of any portfolio may be exchanged without a
sales charge. For purposes of CDSC applicability, Class L shares of the portfolio exchanged for Class C shares of another Smith Barney
Mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

	Dealers other than Salomon Smith Barney must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph
1 above.

	The exchange privilege enables shareholders in any Smith Barney Mutual fund to acquire shares of the same Class in a portfolio with different investment objectives when they believe a shift between portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the portfolio shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege.
Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager

	For the fiscal years ended December 31, 1997, 1998 and 1999, the investment management fees paid by each portfolio were as follows:

Portfolio			     1997	 	  1998		1999

U.S. Government		$ 1,571,535	$1,471,185	$1,260,250
Large Cap Value		$ 5,536,984	$6,734,520	$7,651,395
Short-Term High Grade	$    538,831	$   470,058	$   495,532

	Pursuant to the Management Agreement, the management fee for the Large Cap Value Fund is calculated at a rate in accordance with the following schedule: 0.60% of the first $500 million of average daily net assets; 0.55% of the next $500 million; and 0.50% of average daily net assets over $1 billion. The management fee for the U.S.
Government Securities Fund is calculated at a rate in accordance with the following schedule: 0.50% of the first $200 million of aggregate average daily net assets of the portfolio, and 0.40% of the aggregate average daily net assets of the portfolio in excess of $200 million.
The management fee for the Short-Term High Grade Bond Fund is calculated at the annual rate of 0.45% of such portfolio's average daily net assets.

	The Management Agreement for each of the portfolios further provides that all other expenses not specifically assumed by the manager under the Management Agreement on behalf of a portfolio are borne by the portfolio or the fund. Expenses payable by a portfolio or the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each portfolio; general corporate expenses are allocated among the various portfolios on the basis of relative net assets.

	Code of Ethics Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

	A copy of the fund's code of ethics is on file with the SEC.


DISTRIBUTOR

CFBDS, Inc. ("CFBDS") located at 20 Milk Street, Boston, Massachusetts 02109-5408 serves as the fund's distributor on a best efforts basis pursuant to a distribution agreement dated October 8, 1998 (the "Distribution Agreement") which was approved by the fund's Board of Directors. Prior to the merger of Travelers Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as the fund's distributor.

To compensate Salomon Smith Barney for the service it provides and for the expense it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares , calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable to those classes primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

	For the year ended December 31, 1999, the fees which have been paid to Salomon Smith Barney pursuant to Rule 12b-1 for the fund are set out in the table below. Distribution expenses included compensation of Financial Consultants, printing costs of prospectuses and marketing materials.

Portfolio			Class A		Class B		Class L
		Class Y		Total

Large Cap Value		$2,037,311	$1,087,146	$918,308	N/A
	$4,042,765
U.S. Government		$582,092	$106,934	$103,873	N/A
	$792,899
Short-Term High Grade	$213,085	N/A	    	N/A		N/A
	$213,085


For the fiscal year ended December 31, 1999, Salomon Smith Barney incurred the following distribution expenses for the fund:






Portfolio

Salomon
Smith
Barney
Financial
Consultant
s




Branch
Expenses



Marketing
and
Advertisin
g




Printing
Expense




Interest
Expense





Total
Large Cap
Value

$4,051,568

$2,092,931

$296,796

$13,330

$145,909

$6,600,53
5
U.S. Gov't
Securities

$449,442

$163,788

$46,168

$1,940

$15,818

$918,910
Short-Term
High Grade

$103,122

$186,438

$19,301

$4,056

$0

$312,917



Commissions on Class A Shares. For the 1997 fiscal year, the aggregate dollar amount of commissions on Class A shares, all of which was paid to Salomon Smith Barney, is as follows:


Name of Fund
Fiscal Year
Ended 12/31/97

Large Cap Value
$458,000

U.S. Government
$105,000

Short-Term High Grade
$0


For the period January 1, 1998 through October 7, 1998 and for the period October 8, 1998 through December 31, 1998, the aggregate dollar amounts of commissions on Class A shares, are as follows:


Name of Fund
01/01/98
through
10/07/98*
10/08/98
through
12/31/98**

Large Cap Value
$591,000
$101,000

U.S. Government
$117,000
$40,000

Short-Term High Grade
$0
$0


*The entire amount was paid to Salomon Smith Barney.
** The following amounts were paid to Salomon Smith Barney: $90,900, $36,000, and $0, respectively.

For the fiscal year ended December 31, 1999, the aggregate dollar amounts of commissions on Class A shares, are as follows:


Name of Fund
Fiscal Year
Ended
12/31/99*

Large Cap Value
$820,000

U.S. Government
$113,000

Short-Term High Grade
$0


* The following amounts were paid to Salomon Smith Barney: $738,000, $101,700 and $0, respectively.

Commissions on Class L Shares. For the period June 12, 1998 through October 7, 1998 and for the period October 8, 1998 through October 31, 1998, the aggregate dollar amounts of commission on Class L shares are as follows:


Class L
(On June 12, 1998, Class
C shares were renamed
Class L Shares)*

Name of Fund
06/12/98
through
10/07/98*
10/08/98
through
10/31/98**
Large Cap Value
$103,000
$42,000
U.S. Government
$7,000
$9,000
Short-Term High Grade
$0
$0

*The entire amount was paid to Salomon Smith Barney.
** The following amounts were paid to Salomon Smith Barney: $37,800, $8,100, and $0, respectively.

For the fiscal year ended December 31, 1999, the aggregate dollar amounts of commissions on Class L shares, are as follows:


Name of Fund
Fiscal Year
Ended
12/31/99*

Large Cap Value
$453,000

U.S. Government
$20,000

Short-Term High Grade
$0


* The following amounts were paid to Salomon Smith Barney: $407,700, $18,000 and $0, respectively.


	As set forth in the prospectus, a contingent deferred sales charge ("CDSC") may be imposed on certain redemptions of Class A, Class B and Class L shares. The amount of the CDSC will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. For Class B shares of the Large Cap Value
Fund the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. For Class B shares of the U.S. Government Securities Fund the maximum CDSC is 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. A CDSC of 1.00% is imposed on redemptions of Class A shares which when combined with Class A shares offered with a sales charge currently held by an investor equal or exceed $500,000 in the aggregate and Class L shares if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the fund shares.

For the fiscal years ended December 31, 1997, 1998 and 1999, the CDSC paid by each portfolio were as follows:

Class A
Portfolio			     1997	 	  1998		1999

U.S. Government		$0		$13,000		$2,000
Large Cap Value		$ 5,536,984	$2,000		$4,000
Short-Term High Grade	N/A 		N/A 		N/A

Class B
Portfolio			     1997	 	  1998		1999

U.S. Government		$29,000		$33,000		$26,000
Large Cap Value		$43,000		$60,000		$176,000
Short-Term High Grade	N/A 		N/A 		N/A

Class L*
Portfolio			     1997	 	  1998		1999

U.S. Government		$1,000		$0		$3,000
Large Cap Value		$2,000		$7,000		$27,000
Short-Term High Grade	N/A 		N/A 		N/A

*Prior to 1998, each portfolio's Class L shares were named Class C shares.

Portfolio Transactions
Large Cap Value Fund - Brokerage

	The manager is responsible for allocating the Large Cap Value Fund's brokerage transactions in equity securities. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Salomon Smith Barney. Salomon Smith Barney has acted as the fund's principal broker on behalf of the Large Cap Value Fund and has received a substantial portion of brokerage fees paid by such portfolio. The portfolio will not deal with Salomon Smith Barney in any transaction in which Smith Barney acts as principal.

	The fund attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In the opinion of the manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

	Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the manager takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the portfolio such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the expenses of the manager or Smith Barney in connection with services rendered to other advisory clients and not all such services may be used in connection with the portfolio.

	Shown below are the total brokerage fees paid by the Large Cap Value Fund during 1997, 1998 and 1999. Also shown is the portion paid to Salomon Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 1999, the total amount of commissionable transactions was $976,030,162; $23,942,126 (2.5%) of which was directed to Salomon Smith Barney and executed by unaffiliated brokers and $952,088,036 (97.5%) of which was directed to other brokers.



Total
For
Execution
Only To
Smith
Barney



To Others

To Others For
Execution,
Research
and Statistical
Services

199
7
$892,140
$279,132*
31.3%
$572,298
64.1
%
$40,710
4.6%
199
8
$1,365,675
$346,078*
25.3%
$1,019,597
74.7
%
$0
0%
199
9
$1,041,437
$21,216*
2.0%
$995,729
95.6
%
$24,492
2.4%
_________________
*Directed to Salomon Smith Barney and executed by unaffiliated brokers.

	The Board of Directors of the fund has adopted certain policies and procedures incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Salomon Smith Barney must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

All portfolios - Other portfolio Transactions

	The fund's fixed income securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the manager determines that the best execution will be obtained. (Newly issued U.S. Treasury securities would be purchased through the auction process.) Usually no brokerage commissions, as such, are paid for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities (other than U.S. Treasury Securities) typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.

	Transactions in fixed-income securities are allocated to various broker-dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms. The Fund may utilize Salomon Smith Barney as a commodities broker in connection with entering into options and futures contracts.

	Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the manager in managing other investment funds and, conversely, research services furnished to the manager by broker-dealers in connection with other funds the manager advises may be used by the manager in advising the fund. Although it is not possible to place a dollar value on these services, the manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

	Investment decisions for each portfolio are made independently from those of other portfolios, and other investment companies managed by the manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.


ADDITIONAL INFORMATION ABOUT THE MANAGER

SSB Citi Fund Management LLC, successor to SSBC Fund Management Inc., 388 Greenwich Street, New York, NY 10013 was formed in 1999 and renders investment management advice to investment companies with aggregate assets under management in excess of $134 billion as of March 31, 2000. The manager is an affiliate of Salomon Smith Barney. The manager and Salomon Smith Barney are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SSB Citi Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.

CUSTODIAN

	Portfolio securities and cash owned by the fund are held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 (foreign securities, if any, will be held in the custody of the Barclays Bank, PLC)

	In the event of the liquidation or dissolution of the fund, shares of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.

TRANSFER AGENT AND SUB-TRANSFER AGENT

Citi Fiduciary Trust Company (the "Transfer Agent"), located at 388 Greenwich Street, New York, New York 10013 serves as the transfer agent and shareholder services agent for the fund.

PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at Exchange Place, Boston, Massachusetts 02109, serves as the trust's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

INDEPENDENT AUDITORS

	KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditors for its fiscal year ending December 31, 2000 to examine and report on the fund's financial statements and highlights.

ADDITIONAL INFORMATION ABOUT THE FUND

	The fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Fund has outstanding three series of shares, each representing shares in separate portfolios, and the Board of Directors may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class L, Class Y and Class Z (where available) shares of any portfolio represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular Class. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.

	The Articles of Incorporation of the fund permit the Board of Directors to establish additional portfolios of the fund from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and may differ from those set forth in the prospectus and this Statement of Additional Information.


 VOTING

	As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

	As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected portfolio or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected portfolio or class) are represented at the meeting in person or by proxy. A portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio or class in the matter are identical or that the matter does not affect any interest of the portfolio or class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all fund shares voting without regard to portfolio.

As of March 29, 2000, the following table contains a list of shareholders who of record or beneficially own at least 5% of the outstanding shares of a particular class of shares of a portfolio of the fund:


Large Cap Value Fund
Class Y
Holder					% of shares
Smith Barney Concert Series, Inc.		42.46%
Growth Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		18.75%
High Growth Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		13.06%
Select Growth Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		12.53%
Balanced Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		5.06%
Select Balanced Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Large Cap Value Fund
Class Z
Holder
State Street Bank & Trust Cust		100%
The Travelers Group 401(k)
Savings Plan
Attn: Rick West
225 Franklin Street
Boston, MA 02101

					%of shares
Short-Term High Grade Bond Fund
Class A
Holder
Travelers Insurance Company		5.16%
Separate Acct QPN 401(k) -TIC
Attn: Roger Ferland 5 MS
One Tower Square
Hartford, CT 06183

Class Y
Holder
Smith Barney Concert Series, Inc.		46.75%
Balanced Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		17.09%
Select Balanced Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		11.85%
Conservative Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

Smith Barney Concert Series, Inc.		11.44%
Income Portfolio
PNC Bank
Attn: Beverly Timson
200 Stevens Drive Suite 440
Lester, PA 19113

U.S. Government Securities Fund
Class A
Holder
Travelers Insurance Company		5.83%
Separate Acct QPN 401(k) -TIC
Attn: Roger Ferland 5 MS
One Tower Square
Hartford, CT 06183

					% of shares
Class Y
Holder
Virginia P. Swindal TR			32.4058%
UAD   4-09-92
Virginia P. Swindal Rev Trust
5111 South Nichols Street
Tampa, FL   33611 - 4132

Luby Enterprises Inc.			18.5054%
Attn:  Chester Luby
1500 Lincoln
Suite 488
Denver, CO   80203 - 1506

Frederick L. Swindal TTEE		15.2495%
UAD 4-9-92
Frederick L. Swindal Rev Trust
5111 S. Nichols Street
Tampa, FL   33611 - 4132

Avron J. Wahl				12.7085%
SSB SEP  IRA Custodian
717 Ocean Avenue
Unit 1003
Long Branch, NJ   07740

E. J. Browder and			12.5769%
  Mrs. Peggy J. Browder     JTWROS
2208 Kristin Ln.
Bartlesville, OK   74006 - 6313

Baxter P. Freeze &			5.0412%
 Anne Freeze TRS
U/A/D 4/24/92
Baxter P. Freeze Charitable TR
201 Greensboro Road #C254
High Point NC   27260 - 3482



Styles of fund management In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon Smith Barney Financial Consultant.

Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

The Concert Allocation Series
As a fund of funds, investors can select a Concert Portfolio that may help their investment needs. As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

Special Discipline Series
Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.


FINANCIAL STATEMENTS

	The Fund's financial information is incorporated by reference to the fund's Annual Reports to Shareholders for the fiscal year ended
December 31, 1999.   The annual reports were filed March 3, 2000 with
the SEC, accession number 91155-00-000170.



APPENDIX - DESCRIPTION OF MOODY'S, S&P AND
FITCH IBCA, INC. RATINGS

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

Aaa--Bonds that are rated Aaa are judged to be of the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments with respect to these bonds are protected by a large or by an exceptionally stable margin, and principal is secure. Although the various protective elements applicable to these bonds are likely to change, those changes are most unlikely to impair the fundamentally strong position of these bonds.

Aa--Bonds that are rated Aa are judged to be of high quality by all standards and together with the Aaa group comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or other elements may be present that make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest with respect to these bonds are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered to be medium grade obligations, that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short~term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the description MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rates Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

AAA--These bonds are the obligations of the higher quality and have the strongest capacity for timely payment of debt service.

General Obligation Bonds rated AAA--In a period of economic stress, the issuers of these bonds will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds Rated AAA--Debt service coverage with respect to these bonds has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues.
Bonds rated AA have the second strongest capacity for payment of debt service.

A--Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service.

General Obligation Bonds Rated A--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds Rated A--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

BBB--The bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas bonds in this group normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated BBB have the fourth strongest capacity or payment of debt service.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF FITCH IBCA, INC. MUNICIPAL BOND RATINGS:

AAA -- Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

AA -- Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

DESCRIPTION OF FITCH SHORT-TERM RATINGS:

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal andinvestment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

Fitch's short-term ratings are as follows:

F1 + -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

F1 -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2 -- Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 -- The capacity for time timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.




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